September 9, 2014 Barclays Global Financial Services Conference

Forward-Looking Statements & Peer Group Abbreviations This presentation contains statements that relate to the projected or modeled performance or condition of Zions Bancorporation and elements of or affecting such performance or condition, including statements with respect to forecasts, opportunities, models, illustrations, scenarios, beliefs, plans, objectives, goals, guidance, expectations, anticipations or estimates, and similar matters. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally, internationally, or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; Federal Reserve review of our resubmitted Capital Plan; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Except as required by law, Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings. 2 BAC: Bank of America Corporation BBT: BB&T Corporation CMA: Comerica Incorporated C: Citigroup Inc. FITB: Fifth Third Bancorp HBAN: Huntington Bancshares Incorporated JPM: JPMorgan Chase & Co. KEY: KeyCorp MTB: M&T Bank Corporation PNC: PNC Financial Services Group, Inc. RF: Regions Financial Corporation STI: SunTrust Banks, Inc. UB: UnionBanCal Corporation USB: U.S. Bancorp WFC: Wells Fargo & Company ZION: Zions Bancorporation

Bank Headquarters Assets % of Total Zions Bank Salt Lake City $19B 34% CB&T San Diego $11B 20% Amegy Houston $13B 23% NBA Phoenix $5B 9% NSB Las Vegas $4B 7% Vectra Denver $3B 5% Commerce Bank - WA Seattle < $1B 1% Commerce Bank - OR Portland < $1B 1% Zions Bancorporation Salt Lake City $55B 100%  Superior lending capacity relative to community banks  Superior local customer access to bank decision makers relative to big nationals  Centralization of some processing and other non-customer facing elements of the business to achieve efficiencies  Strategic local “ownership” of market opportunities and challenges A Collection of Great Banks More than 70% of Assets in Utah / Texas / Coastal California 3 Subsidiary information as of 2Q14

Awards: Nationally Recognized for Excellence • Twelve (12) Greenwich Excellence Awards in Small Business and Middle Market Banking (2013) • Including:  Excellence: Overall Satisfaction  Excellence: Likelihood to Recommend  Excellence: Treasury Management  Excellence: Financial Stability Only 11 U.S. banks were awarded more than 10 Excellence awards in 2013; Zions has been consistently awarded more than 10 awards per year for many years in a row. • Nationally Ranked in the Top 10 in Small Business Loan production 1 • Top team of women bankers – American Banker2 • Amegy Bank Named Ex-Im Bank Small Business Lender of the Year3 4 1. Volume and number of loans, SBA fiscal year ended September 30, 2013 2. One of four winning teams, 2013, Zions Bank 3. exim.gov, April 24, 2014

 Job Creation: Jobs grew in Zions' footprint by 13.5% during the last 10 years, a full 8 percentage points better than U.S. nonfarm payroll growth  GDP Growth: GDP growth in our footprint exceeded nominal U.S. GDP by an average of 1.3 percentage points per year (compounded) over the last ten years Stronger Economic Growth than Overall U.S. 5 Source: SNL, Bureau of Economic Analysis and Zions’ calculations as of 4Q13 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% B O K F Z IO N W F C R F B B T C Y N MT B S T I U S B F H N B P O P F N F G K E Y S N V P N C C M A F IT B H B A N Nominal GDP Footprint Growth Comparison (based on deposits)

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 6

Capital Levels Compare Favorably with Peers



Tier 1 Common Risk-Based Capital Ratio
C
UB
BAC
RF
ZION, PF
WFC
KEY
PNC
CMA
ZION
HBAN
BBT
JPM
STI
MTB
FITB
USB
Tier 1 Risk-Based Capital Ratio
15%
14%
13%
12%
11%
10%
9%
8%
ZION, PF
C
ZION
WFC
PNC
UB
BAC
RF
MTB
BBT
KEY
HBAN
USB
JPM
FITB
STI
CMA

7

Source: SNL Financial as of 2Q14

ZION, PF is pro forma for the capital levels after the capital raise that took place in July, 2014

ZIONS BANCORPORATION

Reserve for Loan Losses is Strong Relative to Peers Source: SNL Financial as of 2Q14 Allowance for Credit Losses includes the Allowance for Loan & Lease Losses and the Allowance for Unfunded Commitments 8 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% C JP M ZIO N P N C US B FIT B B A C R F WF C ST I H B A N M TB KE Y B B T CM A U B Total Allowance for Credit Losses/ Loans Net Charge-Offs Allowance for Credit Losses / Loans

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 9

Zions’ Loan Loss Ratio is Among the Best in the Industry 10 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% U B CM A ST I B B T KE Y ZIO N US B H B A N FIT B JP M M TB P N C R F WF C B A C C Nonperforming Lending Related Assets (Includes 90+ Days Past Due) As a percentage of loans Source: SNL Financial 2Q14 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% U B ZIO N CM A M TB KE Y H B A N P N C WF C ST I R F B B T FIT B B A C US B JP M C Annualized Net Charge-Off Rates, As a percentage of loans

Net Charge Off Rate Compares Favorably with Peers Through the Cycle Net Charge-offs: Through the Cycle, With and Without Construction Loans Source: SNL Financial. Net charge-off ratios annualized. 11 U B M TB CM A P N C ZIO N US B B B T ST I W FC KE Y H B A N R F FIT B JP M B A C C Annualized Average NCO Rate of Overall Portfolio, 2007-2013, With Construction & Land Development 0% 1% 2% 3% 4% 5% 6% U B M TB CM A ZIO N P N C B B T U SB ST I KE Y FIT B W FC R F H B A N JP M B A C C Annualized Average NCO Rate of Overall Portfolio, 2007-2013, Without Construction & Land Development

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 12

Profitability Improvement in 2013 & 2014 driven primarily by capital actions 13 (In millions) 1. ROAA and reserve release adjusted ROAA based on net income available to common. Source: SNL Financial and Company documents. * Net Income normalized for one-time debt extinguishment expense in 2Q13, preferred stock redemption in 3Q13, OTTI and debt extinguishment cost in 4Q13, Gain on Sale of CDOs in 1Q14 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14 -$200 -$100 $0 $100 $200 $300 $400 $500 Annualized Net Earnings Applicable to Common* NEAC, Annualized NEAC, Less Reserve Release -0.50% -0.25% 0.00% 0.25% 0.50% 0.75% 1.00% 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14 ROAA and Reserve Release Adjusted ROAA ROAA ROAA, Less Reserve Release

Source: SNL Financial as of 2Q14 Risk adjusted NIM calculated as net interest income less net charge-offs divided by average earning assets. Net interest margin/income, although still under pressure, is considerably stronger than most peers 14 3.3% B B T M TB ZIO N H B A N US B R F FIT B U B WF C P N C ST I KE Y C CM A B A C JP M Net Interest Margin 3.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ZIO N M TB U B B B T H B A N R F P N C WF C ST I KE Y FIT B CM A US B B A C C JP M Risk-Adjusted NIM*

Net Interest Income Drivers Pressures: • Reduction of FDIC Income • Repricing of Loan Portfolio Benefits: • Loan Growth • Debt Redemptions • Asset Sensitivity (positive leverage to rising interest rates) 15

FDIC Supported Loan Income is Declining 16 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 2011A 2012A 2013A 2014E 2015E Net Interest Margin Contribution from FDIC Supported Loan Income 2014 and 2015 amounts are estimated, and could be revised materially higher or lower, depending upon borrower repayment behavior. Source: Company documents as of 2Q14.

Loan Yields Remain Somewhat Lower Than the Overall Portfolio Yield 17 Source: Company documents as of 2Q14. Production defined as new loans and marginal draws on existing lines of credit; portfolio yield includes deferred fee income recognized over the expected life of the loan, while coupon of production does not include such amortizing fees. 3.77% 4.28% 0% 1% 2% 3% 4% 5% 6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Portfolio Yield vs. Production Yield New Origination Coupon Loans HFI, excluding FDIC-supported loans

Loan Growth Remains a Positive Driver 18 Source: Company documents as of 2Q14. “FDIC” refers to FDIC-supported loans; “NRE” refers to National Real Estate. Both of these portfolios are currently in run-off mode 90 100 110 120 130 2Q 1 2 3Q 1 2 4Q 1 2 1Q 1 3 2Q 1 3 3Q 1 3 4Q 1 3 1Q 1 4 2Q 1 4 Strong Growth in Overall Commitments 2Q12=100 Unused Commitments Gross Loans Loans ex FDIC + NRE (runoff portfolios)

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 $300 2014Q2** 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4 Senior Debt Sub Debt ROTCE (Right) Significant High Cost Debt Reductions Should be Achieved in 2014 -2015 Effective GAAP Interest Cost In High Cost Debt Maturity Profile; Return on Tangible Common Equity (RoTCE) Expansion Assumes No Replacement of Debt Because of Strong Cash Balances at Parent Company 19 (In millions) Par Value of Total Maturing / Callable Capital & Financing, Second Half 2014-2015:  Subordinated Debt: $151M  Senior Debt: $243M  Total: $394M  Net Interest Margin Benefit: 11 bps Im p ro vem e n t on R o TC E Assumes no replacement cost; Effective pre-tax cost listed above each bar. In the chart above, no adjustments have been made to other sources of revenue or expense, which may increase or decrease, depending upon various factors, such as loan growth or attrition, net interest margin expansion or compression, and non-interest expense increases or reductions. 26.7%* 11.3%* 23.4%* 21.8%* **Matured 5/15/2014, half the benefit will be recognized in 3Q14

-5% 0% 5% 10% 15% 20% 25% 30% - 100 bps 0 bps +100 bps +200 bps +300 bps C h an ge in N e t In terest In co m e Net Interest Income Sensitivity NII Slow NII Fast Balance Sheet Remains Significantly Asset Sensitive; Zions is Positioned for Recovery and Rising Rates 20 Zions estimates net interest income would increase between an estimated 14% and 17% if interest rates were to rise 200 bps* in the first year. * 12-month simulated impact using a static balance sheet and a parallel shift in the yield curve, and is based on regression analysis comparing deposit repricing changes against similar duration benchmark indices (e.g. Libor, U.S. Treasuries); also includes management input across all major geographies in which Zions does business, intended to adjust for local market conditions. “Slow Response” refers to an assumption that market rates on deposits will adjust at a moderate rate (i.e. supply of deposits exceeds demand for loans). Data as of 2Q14 Product Effective duration (base) Effective duration (+200bps) Effective duration (base) Effective duration (+200 bps) Demand deposits 1.65% 1.82% 2.54% 2.88% Money market 0.78% 0.74% 1.16% 1.10% Savings and interest on checking 2.93% 2.79% 3.79% 3.03% Repricing Scenario Assumptions by Deposit Product as of June 30, 2014 FAST SLOW

Noninterest Expense Drivers Additions: Systems Upgrade (Core processing, accounting system overhaul, loan data entry system, etc. ) Salary Expenses Seasonal (CCAR) Reductions: Credit Related Indemnification Asset Expense 21

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 22

Larger Loan Growth Outpacing Small Loan Growth 23 -20% -10% 0% 10% 20% 30% 40% 50% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Loan Growth by Size Small Mid & Large $(600) $(400) $(200) $- $200 $400 $600 $800 $1,000 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Gross Change from Previous Quarter Small Mid & Large In Millions Source: Company documents as of 2Q14. Small Loans < $5M Commitment Middle Market & Large Loans > $5M Commitment

4.15% 3.26% 3.77% 0% 1% 2% 3% 4% 5% 6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Smaller Loans vs. Larger Loans Small Production Coupon Mid & Large Production Coupon Total Production Coupon Smaller Loan Coupons Are In-Line with the Overall Portfolio Yield A shift to smaller business loans would have a favorable impact on the NIM trend 24 Source: Company documents as of 2Q14. Production defined as new loans and marginal draws on existing lines of credit Small Loans < $5M Commitment Middle Market & Large Loans > $5M Commitment Small Loan Production (Coupon) Mid & Large Loan Production (Coupon) Small 65% Mid & Large 35% Loan Portfolio by Size

Loan Portfolio Driven by Healthy C&I and Consumer Growth 25 Source: Company documents as of 2Q14. -10% -5% 0% 5% 10% 15% 20% 25% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Loan Growth by Type C&I O/O C&D Term CRE Consumer

Loans Growing Across the Subsidiaries 26 • Increased loan production the past two years is attributable across the affiliates. • Amegy has experienced the most loan growth among the affiliates partially due to the strong growth in its energy portfolio. • ZFNB loan growth remains artificially low the last two years due to the runoff of the National Real Estate portfolio. Amegy—Amegy Bank (TX) CB&T—California Bank & Trust (CA) NBA—National Bank of Arizona (AZ) NSB—Nevada State Bank (NV) Vectra– Vectra Bank Colorado (CO) ZFNB—Zions First National Bank (UT) ZFNB ex. NRE—Zions First National Bank (UT), excluding attrition from National Real Estate Portfolio Source: Company Documents as of 2Q14 -5% 0% 5% 10% 15% 20% 25% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Loan Growth by Affiliate Amegy CB&T NBA NSB Vectra ZFNB ZFNB ex. NRE

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 27

Zions has proportionately stronger fee income vs. community banks in its footprint ($5-$15B) Source: SNL Financial for the full year 2013 0% 5% 10% 15% 20% 25% 30% 35% 40% IB O C FF IN U M P Q ZI O N C O LB N BH C B B C N C V B F PA C W C A TY TC B I WA L WA FD Fee Income Ratio (Noninterest Income as a % of total revenue) Fee Income defined as income from fiduciary activities, service charges on deposit accounts in U.S. offices, trading gains from foreign exchange transactions, other foreign transaction gains, gains and fees from assets held in trading accounts, and other noninterest income. Though included in the regulatory filings as noninterest income, nonhedge derivative income (loss) and FDIC indemnification related gains/losses are excluded from fee income for all applicable banks. 28

Zions has proportionately lower fee income relative to CCAR peers Source: SNL Financial for the full year 2013 Fee Income defined as income from fiduciary activities, service charges on deposit accounts in U.S. offices, trading gains from foreign exchange transactions, other foreign transaction gains, gains and fees from assets held in trading accounts, and other noninterest income. Though included in the regulatory filings as noninterest income, nonhedge derivative income (loss) and FDIC indemnification related gains/losses are excluded from fee income for all applicable banks. 0% 10% 20% 30% 40% 50% 60% JP M B A C B B T U SB WF C K EY P N C C M TB ST I FI TB R F H BA N C M A U B ZI O N Fee Income Ratio (Noninterest Income as a % of Total Revenue) 29

Historical “Impediments” and “Growth Areas” Reported values: $190MM in 2008 and $337MM in 2013 adjusted for fixed income securities, nonhedge derivative income (loss), net impairment on OTTI, Treasury Management fees compensated by balances. $508 $527 $0 $100 $200 $300 $400 $500 $600 2008 2013 Total Noninterest Income In Millions Impediments: • NSF • Debit Cards • DDA Service Charges • Sweep Income Growth Areas: • Card • Treasury Management • Mortgage • Wealth Management 30

What to Expect from Fee Income Initiative • Growth focused within Zions’ footprint with relationship customers • Greater focus and tracking • Enhanced utilization of corporate infrastructure, product development with local pricing • Above average growth rates, assisted by generally low current penetration rates • Simple products that can be leveraged over entire employee base 31

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 32

One-Year Outlook Summary Relative to 2Q14 Results Topic Outlook Comment Loan Balances Slightly to Moderately Increasing • Prepayments remain volatile, making net loan growth difficult to forecast • 3Q14 QTD (period-end) loans down moderately, including a managed decline in construction and land development loans, as well as a sale of approximately $30 million nonperforming loans, both of which are expected to enhance the company’s post-stress capital ratios for the 2015 CCAR exercise. Net Interest Income Stable • FDIC Covered Loan income likely to experience further decline • Excluding interest income from covered loans, NII likely moderately increasing, assuming moderate loan growth and debt reduction Provisions Moderately Negative • Includes Provisions for Loan Losses & Reserve for Unfunded Loan Commitment Fee Income Increasing • Excluding securities impairment charge, fee income initiatives likely to result in moderate increase Noninterest Expense Stable • Higher expenses stemming from loan/deposit/accounting systems upgrade, offset by reduced credit-related NIE and subsiding FDIC Indemnification Asset amortization 33

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 34

CDO Exposure Has Been Significantly Reduced Par value of Securities at period shown 35 In Billions Source: Company earnings releases $1.3 $0.7 $1.1 $0.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 1Q13 2Q14 Performing Nonperforming 50% reduction of total portfolio

CDO Portfolio Composition & Values as of 1Q13 36 March 31, 2013 (Amounts in Millions) # of Tranches Par Amount Amortized Cost Carrying Value Net Unrealized Losses Recognized in AOCI Performing CDOs Predominantly Bank CDOs 27 $774 $694 $560 -$134 Insurance CDOs 22 447 443 331 -112 Other CDOs 6 51 40 37 -3 Total Performing CDOs 55 1,272 1,177 928 -249 Nonperforming CDOs CDOs Credit Impaired Prior to Last 12 Months 19 394 275 126 -149 CDOs Credit Impaired During Last 12 Months 39 732 432 179 -253 Total Nonperforming CDOs 58 1,126 707 305 -402 Total CDOs 113 $2,398 $1,884 $1,233 -$651

CDO Portfolio Composition & Values as of 2Q14 37 June, 2014 (Amounts in Millions) # of Tranches Par Amount Amortized Cost Carrying Value Net Unrealized Losses Recognized in AOCI Performing CDOs Predominantly Bank CDOs 23 $639 $580 $478 -$102 Insurance CDOs 2 42 40 41 1 Other CDOs -- -- -- -- -- Total Performing CDOs 25 681 620 519 -101 Nonperforming CDOs CDOs Credit Impaired Prior to Last 12 Months 21 460 296 209 -87 CDOs Credit Impaired During Last 12 Months 5 67 54 38 -16 Total Nonperforming CDOs 26 527 350 247 -103 Total CDOs 51 $1,208 $970 $766 -$204 Approximately a 50% Reduction since 1Q 2013 Approximately a 53% Reduction since 1Q 2013

Zions’ Total Net Loan Loss Rates Projected by Federal Reserve Were Not Materially Worse than Peers 38 Source: Dodd-Frank Act Stress Test 2014: Supervisory Stress Test Methodology and Results 0% 2% 4% 6% 8% 10% 12% 14% B B T ST I C M A H B A N U B KE Y P N C M TB FI TB B A C ZI O N W FC R F U SB JP M C Nine-Quarter Cumulative Loan Loss Rates as a Percentage of Average Loan Balances, as Projected by the Federal Reserve in the Dodd-Frank Act Stress Test 2014

0% 20% 40% 60% 80% 100% 120% STI RF USB MTB KEY BBT JPM BAC PNC FITB HBAN WFC CMA UB C ZION, As Reported ZION, Adjusted Federal Reserve Projected Stress PPNR for Zions is Materially Lower than for Peers 39 ZION, Adjusted reflects elimination of non-recurring debt extinguishment costs and securities impairment charges. Source: SNL Financial and Company Documents Dodd-Frank Act Stress Test 2014: Supervisory Stress Test Methodology and Results, March 2014 (Severely Adverse Scenario - 9-quarter Cumulative Fed PPNR Projections) Peer Median = 79% Nine-Quarter Cumulative PPNR (annualized) as Projected by the Federal Reserve in the Dodd-Frank Act Stress Test 2014 Expressed As a Percentage of 2013 Full Year Actual Results

Zions has one of the Smallest Securities (and MBS) Portfolios vs. its Peers — Avoiding Negative Convexity Risk 40 Source: SNL Financial as of 2Q14 MBS securities include resi mortgage pass-through investments that are not guaranteed by the U.S. Government  Estimated option-adjusted duration of Zions’:  Loan portfolio < 2 years  Cash portfolio ~ 0.1 years  Securities portfolio < 2 years 0% 5% 10% 15% 20% 25% 30% ZIO N ST I M TB CM A B A C JP M C FIT B WF C P N C H B A N KE Y R F U B B B T US B Total Securities / Earning Assets 0% 5% 10% 15% 20% 25% ZIO N C JP M WF C ST I B A C P N C M TB H B A N CM A FIT B U B B B T R F KE Y US B MBS/ Earning Assets 0% 5% 10% 15% 20% 25% 30% 35% 40% JP M C B A C WF C ZIO N P N C CM A M TB KE Y ST I R F U B FIT B US B H B A N B B T Interest-Earning Cash / Earning Assets